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                 AmeriCredit Automobile Receivables Trust 1996-B
               6.50% Automobile Receivables - Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     06/01/97
Monthly Period Ending:        06/30/97


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Principal Balance                     $79,000,670
                                                                  --------------
      B.  Monthly Principal Amounts

          (1)   Collections on Receivables
                   outstanding at end of period         2,624,977
                                                      ------------
          (2)   Collections on Receivables
                   paid off during period               1,375,811
                                                      ------------
          (3)   Receivables becoming Liquidated
                   Receivables during period            1,087,113
                                                      ------------
          (4)   Receivables becoming Purchased
                   Receivables during period
                                                      ------------
          (5)   Cram Down Losses occurring
                   during period
                                                      ------------
          (6)   Other Receivables adjustments              (2,006)
                                                      ------------
          (7)   Less amounts allocable to
                   Interest                            (1,165,578)
                                                      ------------
          Total Monthly Principal Amounts                             3,920,317
                                                                  --------------

      C.  End of period Principal Balance                           $75,080,353
                                                                  --------------
      D.  Pool Factor                                                59.576370%
                                                                  --------------

II.   MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                        CLASS A        CLASS B         TOTAL

      A.  Beginning of period
          Certificate Balance         $72,680,617     $6,396,534    $79,077,151
                                    --------------------------------------------

      B.  Certificateholders'
          Principal Distributable
          Amount                        3,606,692        313,625      3,920,317
            (92% of I.B. for
            Class A and 8% of I.B.
            for Class B)

      C.  Change in Class B
          Principal Carryover
          Shortfall                             0        (79,915)       (79,915)
                                    --------------------------------------------
      D.  End of period
          Certificate Balance         $69,073,925     $6,162,824    $75,236,749
                                    --------------------------------------------

      E.  Certificate Factor           59.576371%     61.127620%     59.700471%
                                    --------------------------------------------

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III.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)   Collections on Receivables
                   during period (net of
                   Liquidation Proceeds)                $4,000,788
                                                      -------------
          (2)   Liquidation Proceeds collected
                   during period                           439,361
                                                      -------------
          (3)   Purchase Amounts deposited
                   in Collection Account
          (4)   Investment income                           14,636
                                                      -------------
          (5)   Collection of Supplemental
                   Servicing Fees                           73,711
                                                      -------------
          Total Available Funds                                       4,528,496
                                                                    ------------
      B.  Distributions:

          (1)   Basic Servicing Fee and
                Supplemental Servicing Fees                235,662
                                                      -------------
          (2)   Agent fees                                   3,950
                                                      -------------
          (3)   Class A Interest Distributable
                Amount                                     393,687
                                                      -------------
          (4)   Class A Principal Distributable
                Amount                                   3,606,692
                                                      -------------
          (5)   Security Insurer Premiums                   20,147
                                                      -------------
          (6)   Class B Coupon Interest Amount              34,648
                                                      -------------
          (7)   Class B Principal Distributable
                Amount                                     313,625
                                                      -------------
          (8)   Class B Excess Interest Amount                   0
                                                      -------------
          (9)   Change in Class B Principal
                Carryover Shortfall                        (79,915)
                                                      -------------
          Total distributions                                         4,528,496
                                                                    ------------

      C.  Deficiency Claim Amount                                            $0
                                                                    ------------
IV.   RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

      A.  Beginning of Period Class B Principal
          Carryover Shortfall                                           $76,481

      B.  Current Month Change                                           79,915

      C.  End of Period Class B Principal
          Carryover Shortfall                                          $156,396

V.    RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                 $4,740,040

      B.  Additions to Spread Account

          (1)   Distributions to Class B
                Certificateholders                         268,358
                                                      -------------
                (Total of III.B. (6), (7),
                (8) and (9))

          (2)   Investment income                           21,682
                                                      -------------
          Total Additions                                               290,040
                                                                   -------------
      C.  Spread Account balance prior to
          withdrawals                                                 5,030,080
                                                                   -------------

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      D.  Requisite Amount of Spread Account

          (1)   6% of end of period
                Principal Balance                        4,504,821
                                                       ------------
          (2)   $100,000                                   100,000
                                                       ------------
          (3)   2.5% of Cut-off Date Principal
                Balance                                  3,150,593
                                                       ------------
          (4)   End of period Class A Certificate
                Balance                                 69,073,925
                                                       ------------
          (5)   Lesser of (3) or (4)                     3,150,593
                                                       ------------
          (6)   Greater of (2) or (5)                    3,150,593
                                                       ------------
          (7)   12% of end of period Principal
                Balance if Trigger Date                          0
                                                       ------------

          Requisite Amount of Spread Account
               (greater of (1) or (6) or (7)
                if applicable)                                         4,504,821
                                                                   -------------
      E.  Withdrawals from Spread Account

          (1)   Priority First - Deficiency
                Claim Amount                           ------------
          (2)   Priority Second through Sixth
                                                       ------------
          (3)   Priority Seventh  (C. minus D.)            525,259
                                                       ------------
          Total withdrawals                                             525,259
                                                                   -------------

      F.  End of period Spread Account balance                        $4,504,821
                                                                   -------------
VI.   PERFORMANCE TESTS:

      A.  Delinquency Ratio

          (1)   Receivables with Scheduled Payment
                   delinquent more than 30 days
                   at end of period                    $10,957,459
                                                      -------------
          (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                      -------------
          (3)   Beginning of period Principal
                   Balance                              79,000,670
                                                      -------------
          (4)   Delinquency Ratio (1)+(2) divided
                   by (3)                                                13.87%
                                                                   -------------
          (5)   Previous Monthly Period Delinquency
                   Ratio                                                 13.15%
                                                                   -------------
          (6)   Second previous Monthly Period
                   Delinquency Ratio                                     11.55%
                                                                   -------------
          (7)   Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                           12.86%

                                                                   -------------
          (8)   Compliance (Delinquency Test Failure
                   is a Delinquency Ratio equal to or
                   greater than 14%)                                     yes
                                                                   -------------

      B.  Default Ratio

          (1)   Receivables becoming Defaulted
                   Receivables during period              $942,713
                                                      -------------
          (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                      -------------
          (3)   Beginning of period Principal
                   Balance                              79,000,670
                                                      -------------
          (4)   Default Ratio (1)+(2) x 12 divided
                   by (3)                                                14.32%
                                                                   -------------
          (5)   Previous Monthly Period Default
                   Ratio                                                 17.28%
                                                                   -------------
          (6)   Second previous Monthly Period
                   Default Ratio                                         11.51%
                                                                   -------------
          (7)   Average Default Ratio (4)+(5)+(6)
                   divided by 3                                          14.37%
                                                                   -------------
          (8)   Compliance (Default Test Failure
                   is a Default Ratio equal to or
                   greater than 21%)                                    yes
                                                                   -------------

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      C.  Net Loss Ratio

          (1)   Receivables becoming Liquidated
                   Receivables during period            $1,087,113
                                                      -------------
          (2)   Purchased Receivables with
                   Scheduled Payment delinquent
                   more than 30 days at end of
                   period
                                                      -------------
          (3)   Cram Down Losses occurring during
                   period
                                                      -------------

          (4)   Liquidation Proceeds collected
                   during period                          (439,361)
                                                      -------------

          (5)   Beginning of period Principal
                   Balance                              79,000,670
                                                      -------------
          (6)   Net Loss Ratio (1)+(2)+(3)-(4)
                   x 12 divided by (5)                                    9.84%
                                                                   -------------

          (7)   Previous Monthly Period Net Loss
                   Ratio                                                  7.61%
                                                                   -------------

          (8)   Second previous Monthly Period Net
                   Loss Ratio                                             9.07%
                                                                   -------------

          (9)   Average Net Loss Ratio (6)+(7)+(8)
                   divided by 3                                           8.84%
                                                                   -------------
          (10)  Compliance (Net Loss Test Failure
                   is a Net Loss Ratio equal to or
                   greater than 12%)                                     yes
                                                                   -------------

VII.  DELINQUENCY:
      A.  Receivables with Scheduled Payment
            delinquent

          (1)   31-60 days                            #        930   $8,425,056
                                                       -------------------------
          (2)   61-90 days                                     219    1,853,521
                                                       -------------------------
          (3)   over 90 days                                    76      678,882
                                                       -------------------------

          Receivables with Scheduled Payment
            delinquent more than 30 days at
            end of period                                    1,225  $10,957,459
                                                       -------------------------

VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                       9,047
                                                                   ------------
      B.  Number of Receivables becoming Liquidated
            Receivables during period                                       156
                                                                   ------------
      C.  Number of Receivables becoming Purchased
            Receivables during period
                                                                   -------------

      D.  Number of Receivables paid off during period                      193
                                                                   -------------

      E.  End of period number of Receivables                             8,698
                                                                   -------------


IX.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                        20.21%
                                                                   -------------

      B.  Weighted Average Remaining Term of the
            Receivables                                                   36.34
                                                                   -------------

      C.  Average Receivable Balance                                     $8,632
                                                                   -------------





AmeriCredit Financial Services, Inc.


By:
          ------------------------------------
Name:     Daniel E. Berce
          ---------------
Title:    Executive Vice-President
          ------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     July 7, 1997
          ------------